Curt Farmer Chairman & Chief Executive Officer Jim Herzog Chief Financial Officer Peter Sefzik Chief Banking Officer Kelly Gage Director of Investor Relations Comerica Incorporated Goldman Sachs Financial Services Conference December 5, 2023 Safe Harbor Statement Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “contemplates,” “feels,” “expects,” “estimates,” “seeks,” “strives,” “plans,” “intends,” “outlook,” “forecast,” “position,” “target,” “mission,” “assume,” “achievable,” “potential,” “strategy,” “goal,” “aspiration,” “opportunity,” “initiative,” “outcome,” “continue,” “remain,” “maintain,” “on track,” “trend,” “objective,” “looks forward,” “projects,” “models” and variations of such words and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries as well as estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of the date of this presentation with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences include credit risks (changes in customer behavior; unfavorable developments concerning credit quality; and declines or other changes in the businesses or industries of Comerica's customers); market risks (changes in monetary and fiscal policies; fluctuations in interest rates and their impact on deposit pricing; and transitions away from LIBOR towards new interest rate benchmarks); liquidity risks (Comerica's ability to maintain adequate sources of funding and liquidity; reductions in Comerica's credit rating; and the interdependence of financial service companies); technology risks (cybersecurity risks and heightened legislative and regulatory focus on cybersecurity and data privacy); operational risks (operational, systems or infrastructure failures; reliance on other companies to provide certain key components of business infrastructure; the impact of legal and regulatory proceedings or determinations; losses due to fraud; and controls and procedures failures); compliance risks (changes in regulation or oversight, or changes in Comerica’s status with respect to existing regulations or oversight; the effects of stringent capital requirements; and the impacts of future legislative, administrative or judicial changes to tax regulations); strategic risks (damage to Comerica's reputation; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; competitive product and pricing pressures among financial institutions within Comerica's markets; the implementation of Comerica's strategies and business initiatives; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; and any future strategic acquisitions or divestitures); and other general risks (changes in general economic, political or industry conditions; negative effects from inflation; the effectiveness of methods of reducing risk exposures; the effects of catastrophic events, including pandemics; physical or transition risks related to climate change; changes in accounting standards; the critical nature of Comerica's accounting policies; and the volatility of Comerica’s stock price). Comerica cautions that the foregoing list of factors is not all-inclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to “Item 1A. Risk Factors” beginning on page 13 of Comerica’s Annual Report on Form 10-K for the year ended December 31, 2022, as updated by “Item 1A. Risk Factors” beginning on page 64 of Comerica’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2023. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. 2©2023, Comerica Inc. All rights reserved.

Recent Awards & Recognition Top Workplaces 2023 designation by Dallas-Forth Worth Metro Area Top Workplaces Named 2023 Impact Award Recipient by Datos Insights Volunteerism Initiative Received National Recognition During American Bankers Association Community Impact Awards 3©2023, Comerica Inc. All rights reserved. The Right Balance Positioned to effectively meet the unique needs of our target customers Experienced & tenured team delivering consistency to our relationships across markets & businesses Tailored solutions & customized product offerings to meet our customers needs Localized advice for our customers Industry expertise adding unique value to our customers Full suite of products & services including credit capacity, treasury management, & capital market solutions Community engagement recognizing we all play a role in advancing the markets & communities we serve Commercial Bank 86% 10% 4% Commercial Bank Wealth Management Retail Bank 48% 6% 37% 9% Commercial Bank Wealth Management Retail Bank Other ©2023, Comerica Inc. All rights reserved. Diversified Businesses Unique & complementary model Loans1 Deposits2 1Average 3Q23 loans 2Average 3Q23 deposits 4 Wealth Management Deliver a first-class commercial solution as a “Leading Bank for Business” including a robust digital suite Grow Middle Market, Business Banking & Specialty Businesses in which we have expertise Generate capital- efficient fee income leveraging Focus on organic & other strategic growth opportunities Deliver a high level of service to customers across all touchpoints Provide important funding source for the Corporation in terms of size, granularity & deposit diversification Retail Bank Cohesive relationship strategy across our divisions unlocks the value of our franchise

Loan Update Optimizing loans to enhance returns & position for future growth 4Q23 metrics through 11/30/23 are preliminary & subject to change. Quarterly and other shorter-duration results may not be representative of longer-duration performance due to business seasonality or other circumstances 1Comparisons of 4Q23 through 11/30/23 vs 3Q23 2Outlook as of 12/4/23 3C&I loan growth calculated as the average C&I loans in 3Q23 compared to 3Q22 based on H.8 data for weeks ending in each respective quarter 5©2023, Comerica Inc. All rights reserved. 53.7 56.5 57.5 57.0 55.5 45% 45% 46% 47% 47% 3Q22 4Q22 1Q23 2Q23 3Q23 Utilization Loan Commitments Declined with Increased Selectivity (period-end: $ in billions) 2.50% 1.28% 0.92% CMA All Commercial Banks Large Commercial Banks C&I Loan Growth3 (average; 3Q23 vs. 3Q22) 52.4 53.5 55.4 54.0 53.0 30.0 40.0 50.0 60.0 4Q22 1Q23 2Q23 3Q23 4Q23 Thru 11/30 Loan Trends ($ in billions; average) Quarter-to-Date Trends Through 11/30 • ~$1B decrease in QTD average loans1 • Largest declines in Mortgage Banker, Equity Funds Services, Corporate Banking & Middle Market • Increases in Commercial Real Estate & National Dealer Services • 4Q Outlook2: Expect selectivity to drive average balances lower than prior 4Q guidance ©2023, Comerica Inc. All rights reserved. 4Q23 metrics through 11/30/23 are preliminary & subject to change.. Source for peer data: S&P Global Market Intelligence & company press releases; for a comprehensive list of our peer group please see our 2023 Proxy Statement 1Comparisons of 4Q23 through 11/30/23 vs 3Q23 2Outlook as of 12/4/23 6 Deposits Update Quarter-to Date Trends Through 11/30 • QTD average deposits approximately flat compared to 3Q23 average1 • Increases in Middle Market Lending, Retail & TLS offset by decline in brokered CDs & Mortgage Banker Finance + ~$1B increase in interest bearing - ~$1B decrease in noninterest bearing • NIB average deposit mix 42% QTD; average loan to deposit ratio of 80% • 4Q Outlook2: Expect average balances in the higher end of the range from prior 4Q guidance Core deposits balances remained stable; deposit mix a competitive advantage Deposit Trends ($ in billions; Average) Loan to Deposit Ratio Below Historical Average (period-end) 19.0 22.1 22.5 22.6 26.0 26.7 27.3 30.5 33.1 33.9 35.7 36.3 36.9 44.0 W B S H B A N C FG K EY SN V FI TB FH N B O K F M TB W A L R F C FR ZI O N C M A Peer Average Noninterest-bearing % of Total Deposits (Avg; percentages; 3Q23) 120% 80% 86% 50% 60% 70% 80% 90% 100% 110% 120% 130% 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 1Q 23 2Q 23 3Q 23 71.4 67.8 64.3 65.9 65.8 30.0 40.0 50.0 60.0 70.0 80.0 4Q22 1Q23 2Q23 3Q23 4Q23 Thru 11/30

Interest Rate Sensitivity Largely achieved strategic objective to protect earnings from rate volatility 11/30/23 1Outlook as of 12/4/23 2For methodology see Company’s Form 10-K, as filed with the SEC. Estimates are based on simulation modeling analysis from our base case which utilizes a static balance sheet as of 9/30/23 7©2023, Comerica Inc. All rights reserved. • >33% increase to FY22 NII over FY21 (including PPP) • 4 - 5% increase in 4Q22 over 3Q22 (including PPP) Management Outlook for Net Interest Inc me1 • 4Q Outlook: Expect net interest income in line with prior with prior 4Q guidance • Assuming • 11/21/23 forward rate curve • Loan & deposit outlook for remainder of year • No additional securities & swaps purchases beyond 11/30/23 Estimated 12-Month Net Interest Income Impact 100 bps gradual decrease -$17MM 100 bps gradual decrease & 55% incremental beta $3MM 100 bps gradual increase $9MM 100 bps gradual increase & 55% incremental beta -$25MM Sensitivity Analysis 9/30 Base Case Rates UP Rates DOWN Loan Balances Modest increase Modest decrease Deposit Balances Moderate decrease Moderate increase Deposit Beta ~38% per incremental change Securities Portfolio No reinvestment of cash flows Hedging (Swaps) No additions modeled 9/30/23 Standard Model Assumptions2 100 bps (50 bps avg) gradual, parallel rise Credit Quality 3Q23 Source for peer data: S&P Global Market Intelligence & company press releases 1Excluding CFR as data is not available 0.29 0.39 0.41 0.44 0.47 0.48 0.51 0.52 0.64 0.64 0.66 0.87 1.77 C M A ZI O N K EY W B S B O K F W A L FI TB H B A N FH N SN V R F C FG M TB Nonperforming Assets Ratio1 (as a percentage of total loans & foreclosed property; 3Q23) • Well-diversified, relationship-based portfolio • Experienced managers with deep expertise • Conservative, consistent underwriting standards • Proactive, frequent customer dialogue -0.5 0.0 0.5 1.0 1.5 2.0 2.5 3.0 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 1Q 23 2Q 23 3Q 23 Total CMA Peer Average Net Charge-offs Through Cycle (as a % of average loans) ©2023, Comerica Inc. All rights reserved. 8 0.05 0.06 0.10 0.11 0.11 0.23 0.24 0.24 0.29 0.40 0.41 0.41 0.60 0.61 C M A W A L ZI O N B O K F C FR W B S H B A N K EY M TB C FG FI TB R F SN V FH N Net Charge-offs (recoveries) (as a percentage of average loans; 3Q23)

Net Interest Income 67% Noninterest Income 33% Noninterest Income Prioritizing fee income growth Goal to grow fee component Fee Income Growth Strategy 3Q23 Revenue $896MM Deliver more consistent, capital-efficient revenue • Elevate digital experience • Invest selectively in new products • Enhance products aligned with customer feedback & strategic priorities • Collaborate across 3 revenue divisions • Drive increased retention & acquisition of customers YTD through 9/30/23 other income benefitted from: • FHLB dividends correlated with funding • Risk Management Income correlated with our swap position & rates; movement will be offset with net interest income Potential debt interchange revenue subject to new NPR is ~$6MM2 61 83 66 71 51 47 53 5926 35257 295 3Q19 3Q23 Other Card Fees Dep. Service Charges Fiduciary Income Capital Markets 15% Noninterest Income Growth ($ in millions) ©2023, Comerica Inc. All rights reserved. 93Q23 1Outlook as of 12/4/23 2Based on FY2022 as a baseline Other Income ($ in millions) 3Q19 2023 YTD Thru 9/30 3Q23 Estimated FY 2024 trend1 BOLI 11 36 13 Closer to 5-year average, ~$42.5MM Deferred Comp 3 6 (3) Traditionally assumed to be $0 FHLB & FRB Dividends 2 24 9 ~40 to 50% of the 3Q23 run rate Risk Management 0 31 17 ~60 to 80% of the 3Q23 run rate, subject to future rate environment All Other 45 139 46 Total 61 236 83 9,035 7,667 2012 3Q23 Expense Management Track record of discipline & efficiency 9/30/23 Source for peer data: S&P Global Market Intelligence 1Excluding WAL due to mergers & acquisitions 2WBS utilizing 2Q23 number of employees due to data availability 3Amount subject to FDIC review Employees (FTE) Revenue / Employee2 (3Q23; $ in millions) • Balancing selective, strategic investments to support revenue generation & further enhance risk management • Continued investment in technology • Optimizing footprint, modernizing facilities -15% 10©2023, Comerica Inc. All rights reserved. 117 113 CMA Peer Avg. 45.0 55.0 65.0 75.0 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 1Q 23 2Q 23 3Q 23 Total CMA CMA Average Efficiency Ratio (percentages) 5-year Noninterest Expense CAGR FY22 vs. FY18 CMA 2.18% Peer Average 7.47% Peer Average ex. WAL1 6.25% Noninterest Expense Change (percentages; 3Q23 vs 2Q23) -14.4 -3.5 -2.4 -1.6 -1.1 -1.0 1.8 2.9 3.2 3.7 3.8 5.4 10.0 15.1 FH N FI TB ZI O N R F M TB C FG B O K F C FR K EY C M A H B A N W B S W A L SN V Q4 2023: $109MM FDIC special assessment3

©2023, Comerica Inc. All rights reserved. Expense Calibration Assessing levers to enable strategic investments & enhance earnings power Real Estate Process Automation Business Optimization Colleague Efficiency Third Party Spend Discretionary Spend Focusing on… …to reinvest in Strategic Growth Risk Management & drive future Earnings Power 11 5.06% 4.62% 2Q23 3Q23 Tangible Common Equity Ratio Capital Management Strong capital position above target CET1 of ~10% 9/30/23 1Various assumptions including, but not limited to 9/30/23 forward curve, no new hedges & constant tax rate; pension is not projected & held constant 2Refer to reconciliation of non-GAAP financial measures in appendix 3Represents the impact of $4.5B in AOCI on common equity and $2.9B in corresponding impacts to total assets 4Considers AOCI for securities & pension & related RWA benefit utilizing 9/30/23 risk weighting. Does not assume other potential Basel III Endgame impacts (such as market risk, operational risk & changes to standard counter-party risk). 10.31% 10.80% 7.0% 2Q23 3Q23 CET1 Tier 1 10.80% 11.30% 8.5% 2Q23 3Q23 Regulatory Minimum + Capital Conservation Buffer (CCB) 12©2023, Comerica Inc. All rights reserved. 5.2 4.6 2Q23 3Q23 Common Equity Common Equity ($ in billions; period-end) Tangible Common Equity Ratio2 5.73% 5.34% 2Q23 3Q23 Common Equity Ratio Common Equity Ratio (0.8) (1.5) (2.4) (2.3) (2.1) (2.2) (2.8) (0.2) (0.3) (1.0) (0.9) (0.6) (1.0) (1.3) (0.2) (0.2) (0.2) (0.5) (0.5) (0.5) (0.5) 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 Securities Swaps Pension Accumulated Other Comprehensive Income1 ($ in billions) 3Q23: AOCI impact3 of (495 bps) AOCI impact3 of (502 bps) AOCI impact of ($4.5) Basel III Endgame Capital Considerations We are not subject to these proposed rules with ~$86B in assets as of 9/30/23. If subject to proposed Basel III Endgame capital requirements relating to AOCI opt-out changes, we estimate an approximate 400 basis point decrease to CET1 based on 9/30/234.

Long-standing, trust- based customer relationships, averaging >15 years in Middle Market Tenured, expert relationship & group managers with average 10 & 20 years at Comerica, respectively Consistent, disciplined credit underwriting standards & a “through- the-cycle” mindset Diversified business mix with attractive, growth & relationship-oriented business lines like Middle Market, Environmental Services & Small Business Complimentary marketing services to help small businesses grow Distinctive Treasury Solutions used for ~92% of Commercial noninterest- bearing deposits Complementary Capital Markets business Differentiated Wealth Management business specializing in the needs of business owners and executives, used by 38% of Commercial clients1 Largest third-party fiduciary business in the country with Advisor Solutions serving some of the country’s largest Broker Dealers in Estate Settlement; Oil, Gas & Mineral Management; Special Needs Trusts & Philanthropic Deep, sticky operating accounts with our C&I customers driving an 80% loan-to-deposit ratio, below our 15-year average Expert bankers serving tenured customer relationships with average customer deposit balance exceeding industry Growing small business segment of deposit rich relationships (97% have a deposit relationship) Lean, modern technology architecture & delivery model, including our “digital factory” ~75% of our business applications are Cloud & SAAS based Investment spend focused only on areas of true competitive advantage Efficiency ratio in line with 15-year average Modernization journey to transform retail delivery to optimize experience & efficiency ©2023, Comerica Inc. All rights reserved. Our Differentiated Value Proposition A Leading Bank for Business complemented by strong Retail & Wealth Management Distinctive Commercial Franchise Complementary fee & relationship products Robust, low-cost deposit base Efficient technology & operations 9/30/23 1As of 6/30/23 13 APPENDIX

Primary Markets Other Markets Office Locations Diversified Geographic Footprint Texas • Established: 1988 • #2 largest state GDP • Business friendly environment • Dallas-Fort Worth, Houston, Austin, San Antonio California • Established: 1991 • #1 largest state GDP • Deep industry expertise • L.A., San Diego, San Jose, San Francisco Michigan • Established: 1849 • #14 largest state GDP • Large retail deposit base • Detroit, Ann Arbor, Grand Rapids, Lansing Offices Across U.S. Southeast • Strong population growth & manufacturing base • 3 commercial offices in Raleigh, Winston-Salem & Charlotte • 8 banking centers in FL • New offices in SC & GA • Serving customers in FL, GA, NC, TN, SC & VA Mountain West • Fast growing economy, attractive climate • 17 banking centers in Phoenix area • 1 office in Denver • Serving customers in AZ & CO 15©2023, Comerica Inc. All rights reserved. Large, higher growth urban markets Highly integrated, cost-effective platformPredominance of middle market companies & wealth management opportunities 1Average 3Q23 loans 2Average 3Q23 deposits 3Other Markets includes FL, AZ, International Finance Division & businesses that have a significant presence outside of the three primary geographic markets 34% 25% 14% 27% MI CA TX Other Markets 23% 35% 23% 19% MI CA TX Other Markets Loans1 Deposits2 3 3 3Q23 Results Successful deposit strategy, robust noninterest income & credit quality remained very strong 1Includes gains/(losses) related to deferred comp asset returns of ($3MM) 3Q22, $4MM 2Q23, ($3MM) 3Q23 2Diluted earnings per common share 3Noninterest expenses as a percentage of the sum of net interest income and noninterest income excluding net gains (losses) from securities, a derivative contract tied to the conversion rate of Visa Class B shares and changes in the value of shares obtained through monetization of warrants (millions, except per share data) 3Q23 2Q23 3Q22 Change From 2Q23 3Q22 Average loans $53,987 $55,368 $51,113 $(1,381) $2,874 Average deposits 65,883 64,332 73,976 1,551 (8,093) Net interest income 601 621 707 (20) (106) Provision for credit losses 14 33 28 (19) (14) Noninterest income1 295 303 278 (8) 17 Noninterest expenses1 555 535 502 20 53 Provision for income tax 76 83 104 (7) (28) Net income 251 273 351 (22) (100) Earnings per share2 $1.84 $2.01 $2.60 $(0.17) $(0.76) Efficiency Ratio3 61.86% 57.70% 50.75% CET1 10.80% 10.31% 10.45% Key Performance Drivers 3Q23 compared to 2Q23 • Average loans declined 2.5% with the exit of Mortgage Banker Finance & increased selectivity prioritizing returns • Successfully regained customer deposits, driving average deposit growth of 2.4% • Net interest income impacted by deposit pricing & loan optimization • Modest net charge-offs of 5 bps; reserve ratio rose to 1.38% reflecting normalization • Noninterest income remained robust with only a modest decline largely driven by deferred compensation • Navigating expense pressures & assessing opportunities for offsets • Strong CET1 as earnings & loan optimization further increased capital above our 10% target 16©2023, Comerica Inc. All rights reserved.

3Q23 Review 17©2023, Comerica Inc. All rights reserved. 1Net credit-related charge-offs; annualized, as a percentage of average total loans 2Return on average common shareholders’ equity Compelling results position us for the future • Modernized Technology Platforms: • >75% of business applications running on a Cloud or SAAS platform • Enabled agile delivery of product enhancements • Invested in Wealth Management: • Progressing towards Ameriprise transition • Selective acquisition of talent (e.g., new team in southern California) • Prioritized Small Businesses: • Exceeded our 3-year goal to lend $5B to Small Businesses; achieved 102% of our commitment, assisting > 15K small businesses across our footprint. • Delivered award winning, targeted deposit product • Excelled in Corporate Responsibility: • Actively invested in the community through targeted funds, CDFIs and over $20MM in MDI investments & renewals year to date • Published inaugural financed emissions report • Green Lending increased ~30% compared to YTD 2022 Average Deposits Noninterest Income Return on Equity2 0.05% 19.50% Strong Financial Results Net Charge-Offs (Recoveries)1 $66B $295MM -5.0 -4.1 CMA Peer Avg. Noninterest-bearing Deposit Change (Avg.; percentages; 3Q23 vs 2Q23) Interest-bearing Deposit Change (Avg.; percentages; 3Q23 vs 2Q23) 9.2 6.7 CMA Peer Avg. CMA vs Peers 3Q23 Source for peer data: S&P Global Market Intelligence & company press releases Interest-Bearing Deposit Cost (percentages; 3Q23) 18©2023, Comerica Inc. All rights reserved. Noninterest-bearing % of Total Deposits (Avg; percentages; 3Q23) Total Deposit Change (PE; percentages; 3Q23 vs 2Q23) 1.7 1.4 CMA Peer Avg. 2.90 2.72 CMA Peer Avg. Loan Growth (Avg.; percentages; 3Q23 vs 2Q23) 80 79 CMA Peer Avg. Loan to Deposit Ratio (PE; percentages; 3Q23) Loan Yield (percentages; 3Q23) 6.34 6.18 CMA Peer Avg. -2.5 -2.5 -1.9 -1.4 -1.4 -0.7 -0.5 -0.5 0.2 0.5 1.7 2.3 2.5 2.9 C M A K EY C FG FI TB SN V M TB H B A N W B S R F ZI O N C FR B O K F FH N W A L 19.0 22.1 22.5 22.6 26.0 26.7 27.3 30.5 33.1 33.9 35.7 36.3 36.9 44.0 W B S H B A N C FG K EY SN V FI TB FH N B O K F M TB W A L R F C FR ZI O N C M A

Return on Equity1 (percentages; 3Q23) 58.35 61.86 CMA Peer Avg. Efficiency Ratio2 (percentages; 3Q23) CMA vs Peers 10.80 10.76 CMA Peer Avg. 19.50 11.96 CMA Peer Avg. 3Q23 Source for peer data: S&P Global Market Intelligence & company press releases 1Return on average common shareholders’ equity 2Excluding CFR as data is not available ©2023, Comerica Inc. All rights reserved. CET1 (Capital) Ratio (percentages; 3Q23) 1.12 1.03 CMA Peer Avg. Return on Average Assets (percentages; 3Q23) 19 Allowance for Credit Losses (as a percentage of total loans; 3Q23) 0.74 1.15 1.22 1.27 1.30 1.32 1.36 1.38 1.54 1.55 1.55 1.70 1.96 2.11 W A L B O K F SN V W B S ZI O N C FR FH N C M A K EY M TB C FG R F H B A N FI TB 51.1 52.4 53.5 55.4 54.0 55.8 53.4 4.64 5.45 5.89 6.18 6.34 3Q22 4Q22 1Q23 2Q23 3Q23 2Q23 3Q23 Loans Selectivity optimized loans to support relationships, enhance returns & position for future growth 3Q23 compared to 2Q23 1See Quarterly Average Loans slide for more details 2See Commercial Real Estate slide for more details 3C&I loan growth calculated as the average C&I loans in 3Q23 compared to 3Q22 based on H.8 data for weeks ending in each respective quarter Loans ($ in billions) Average loans decreased $1.4B1, or 2.5% - $619MM Mortgage Banker (strategic exit) - $563MM Equity Fund Services - $472MM General Middle Market + $505MM Commercial Real Estate2 • Multi-family & industrial accounted for almost all of the growth • Office not a primary strategy representing only 6% of the total Commercial Real Estate line of business portfolio 20©2023, Comerica Inc. All rights reserved. Loan Yields % Average Balances Period-end 53.7 56.5 57.5 57.0 55.5 45% 45% 46% 47% 47% 3Q22 4Q22 1Q23 2Q23 3Q23 Utilization Loan Commitments Declined with Increased Selectivity (period-end: $ in billions) 2.50% 1.28% 0.92% CMA All Commercial Banks Large Commercial Banks C&I Loan Growth3 (average; 3Q23 vs. 3Q22)

Business Line 3Q23 2Q23 3Q22 Middle Market General $12.5 $12.9 $12.8 Energy 1.5 1.5 1.4 National Dealer Services 5.8 5.8 4.8 Entertainment 1.1 1.1 1.1 Tech. & Life Sciences 0.8 0.9 0.9 Equity Fund Services 2.8 3.4 3.3 Environmental Services 2.4 2.4 2.2 Total Middle Market $26.9 $28.1 $26.7 Corporate Banking US Banking 4.6 4.5 4.1 International 1.6 1.7 1.5 Commercial Real Estate 9.4 8.9 6.8 Mortgage Banker Finance 0.9 1.5 1.7 Business Banking 3.1 3.1 3.2 Commercial Bank $46.5 $47.8 $44.0 Retail Bank $2.3 $2.2 $2.1 Wealth Management $5.2 $5.3 $5.0 TOTAL $54.0 $55.4 $51.1 Quarterly Average Loans $ in billions Totals shown above may not foot due to rounding. Certain prior quarter amounts have been reclassified to conform to the current quarter presentation. 1Other Markets includes FL, AZ, International Finance Division & businesses that have a significant presence outside of the three primary geographic markets 2Fixed rate loans include $21.9B receive fixed/pay floating (30-day) BSBY & SOFR interest rate swaps; Forward dated swaps are excluded; excluding interest rate swaps, Fixed Rate Loans were 8% of the portfolio 3Includes ~2.8% of Daily SOFR By Market 3Q23 2Q23 3Q22 Michigan $12.4 $12.6 $12.2 California 18.6 18.8 17.8 Texas 12.6 12.3 10.2 Other Markets1 10.4 11.7 10.9 TOTAL $54.0 $55.4 $51.1 ©2023, Comerica Inc. All rights reserved. 21 Fixed Rate 50% -Day Rate 41% 90-Day+ Rate 6% Prime-based 3% 2 Loan Portfolio (3Q23 Period-end) 3 $53.4B 74.0 71.4 67.8 64.3 65.9 0.20 0.97 1.52 2.37 2.90 3Q22 4Q22 1Q23 2Q23 3Q23 Deposits Targeted strategy regained deposits, protected relationships & enhanced strong liquidity profile 3Q23 compared to 2Q23 1Interest costs on interest-bearing deposits 2Deposit growth calculated as the difference between ending deposit balances for the dates outlined using H.8 data Deposits ($ in billions) Deposit Rate1 % Average Balances Average deposits increased $1.6B, or 2.4% • Interest-bearing increase of $3.1B; Noninterest-bearing decline of $1.5B • Largest average 3Q23 vs. 2Q23 deposit increases concentrated in: + $569MM Corporate Banking + $494MM General Middle Market • Of the three most impacted 1Q23 businesses, Corporate Banking & MM California returned in-line with pre-1Q23 industry disruption balances as of quarter-end. TLS remained below, but stable since mid-May. • Cumulative interest-bearing deposit beta of 55% • 3Q23 average NIB at 44% of total deposits, impacted by success in growing interest-bearing deposits; NIB balances trended in line with expectation through 3Q & future FOMC actions may modestly impact deposits 22©2023, Comerica Inc. All rights reserved. Favorable Mix (period-end,$ in billions) 66.0 67.2 2Q23 3Q23 47% 45% NIB IB 3.78% -0.09% -1.14% CMA All Commercial Banks Large Commercial Banks Deposit Growth2 (period-end; 5/31/23 vs. 9/27/23)

3Q23 compared to 2Q23 1Represents uninsured deposits using total deposits at the consolidated level for Comerica Inc. & subsidiaries, which is consistent with the presentation on the consolidated balance sheet, & excludes uninsured deposits eliminated in consolidation 2As of 9/30/23 3Includes consumer & small business ©2023, Comerica Inc. All rights reserved. Attractive Deposit Profile Further enhanced our strong deposit franchise Deposit portfolio has better risk characteristics • Less concentrated in more vulnerable businesses • Lower price sensitivity • Lower percent of uninsured & excess deposits • Retained strong mix of 44% noninterest-bearing Stronger Profile than Pre-Pandemic ($ in billions) YE 2019 YE 2022 9/30/2023 Loan-to-Deposit Ratio 88% 75% 80% Total Deposits (Period-end) $57.3 $71.4 $67.2 % Uninsured Deposits Per Call Report Adjusted for Affiliate Deposits1 60% 54% 64% 57% 47% 41% Stable & Tenured Core Deposit Base2 Diversified Across Markets & Businesses • Highest concentrations in Retail Consumer (28%), Middle Market Lending (12%) & Small Business Banking (8%), inherently diversified business lines • Geographically dispersed Holistic, Connected Relationships • ~92% of Commercial Bank noninterest-bearing deposits utilize Treasury Management services; 90% have ECA • Average Middle Market relationship has >7 Treasury Management products • ~90% Retail customers have checking account3 Tenured • Average Middle Market relationship >15 years • Average Retail relationship >15 years3 Active Operating Accounts • Average Middle Market relationship deposit balances of ~$7MM (includes ~$2MM in non-interest bearing) • Average Retail customer checking account balance of $20.6K3 Commercial Bank 48%Retail Bank 37% Wealth Management 6% Other 9% Diversified Deposit Base (3Q23 average) 23 Quarterly Average Deposits $ in billions Totals shown above may not foot due to rounding. Certain prior quarter amounts have been reclassified to conform to the current quarter presentation. 1Finance/Other includes items not directly associated with the geographic markets or the three major business segments 2Other Markets includes FL, AZ, International Finance Division & businesses that have a significant presence outside of the three primary geographic markets Business Line 3Q23 2Q23 3Q22 Middle Market General $16.6 $16.1 $19.6 Energy 0.3 0.5 1.4 National Dealer Services 1.0 1.0 1.4 Entertainment 0.3 0.3 0.2 Tech. & Life Sciences 3.3 3.4 6.3 Equity Fund Services 0.9 1.0 1.1 Environmental Services 0.4 0.3 0.3 Total Middle Market $22.7 $22.6 $30.5 Corporate Banking US Banking 2.0 1.4 2.0 International 1.8 1.8 2.0 Commercial Real Estate 1.4 1.4 2.2 Mortgage Banker Finance 0.3 0.4 0.5 Business Banking 3.6 3.4 4.3 Commercial Bank $31.9 $31.0 $41.5 Retail Bank $24.0 $24.0 $26.7 Wealth Management $3.9 $3.9 $5.3 Finance / Other1 $6.0 $5.4 $0.5 TOTAL $65.9 $64.3 $74.0 By Market 3Q23 2Q23 3Q22 Michigan $22.5 $21.9 $25.9 California 16.3 16.0 21.8 Texas 9.2 9.4 12.0 Other Markets2 11.9 11.6 13.8 Finance / Other1 6.0 5.4 0.5 TOTAL $65.9 $64.3 $74.0 ©2023, Comerica Inc. All rights reserved. 24 Commercial Noninterest- bearing 33% Commercial Interest- bearing 29% Retail Interest- bearing 27% Retail Noninterest- bearing 11% Strong Deposit Mix: 44% noninterest-bearing (3Q23 Average) Total $65.9B

©2023, Comerica Inc. All rights reserved. Liquidity Abundant liquidity enabled wholesale funding repayments; maintain significant capacity 9/30/23 Source for peer data: S&P Global Market Intelligence & company press releases 1Bank Term Funding Program 25 Repaid $6B of wholesale funding: • $5B in maturing FHLB advances • $850MM in maturing parent company debt Available liquidity sources to support business needs: • Excess cash • Investment portfolio paydowns & maturities • Secured funding (FHLB & BTFP) • Brokered deposits • Deposit campaigns • Unsecured debt • Discount window Source (9/30/23) $ in billions Amount or Total Capacity Remaining Capacity Cash 6.7 6.7 FHLB (securities & loan collateral) 17.3 8.5 BTFP1 (securities collateral) 9.6 9.6 Discount Window (loan collateral) 20.3 20.3 Total Liquidity Capacity $45.1 billion Total Liquidity Capacity (ex. Discount Window) $24.8 billion Low Unsecured Debt Obligations (Debt Maturities, $ in millions) 120% 80% 86% 50% 60% 70% 80% 90% 100% 110% 120% 130% 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 1Q 23 2Q 23 3Q 23 Loan to Deposit Ratio Below Historical Average (period-end) 500 350 400 550 500 2023 2024 2025 2026 2027 2028 2029 2033 -34.30 -14.80 CMA Peer Avg. Wholesale Funding Paydown (percentages; 3Q23 vs. 2Q23) Securities Portfolio Rate movement increased unrealized losses; expect future maturities to enhance earnings power 9/30/23 Totals shown in graph above may not foot due to rounding 1Outlook as of 10/20/23 assuming 9/30/23 forward curve 2Amortized cost reflects securities at par net of repayments and remaining unaccreted discount or premium 3Estimated as of 9/30/23 Period-end 3Q23 portfolio decreased $1.1B - $377MM MBS payments & $0MM Treasury maturities - $710MM fair value change (pre-tax) • Average 3Q23 portfolio decreased $984MM • 4Q23: Estimated repayments ~$360MM MBS1 • Duration of 5.6 years3 • Extends to 6.2 years under +200bps instantaneous rate increase3 • Net securities-related AOCI unrealized loss increased to $2.8B (after tax); expect unrealized loss to decline 25% over the next 2 years1 Portfolio Strategy • Utilize natural portfolio attrition as liquidity source • Pledge portfolio as collateral to access wholesale funding as needed • 100% of portfolio is available-for-sale • No intention to sell, restructure or reinvest securities Expected Repayments & Maturities1 ($ in millions) ©2023, Comerica Bank. All rights reserved. 26 Repayments created liquidity (period-end; $ in billions) 2 12.4 18.8 20.8 19.5 19.0 18.3 17.4 16.3 16.0 15.8 14.5 13.7 (0.1) 1.1 2.0 3.1 3.0 2.7 2.9 3.6 3.5 3.4 3.0 2.8 12.3 19.9 22.8 22.6 22.0 21.0 20.4 20.0 19.6 19.2 17.5 16.6 4Q19 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 4Q24 2Q25 Valuation Adjustment Fair Value (Reported on Balance Sheet) Amortized Cost Projected1 413 372 558 525 555 2.17 2.24 2.07 2.11 1.90 4Q23 1Q24 2Q24 3Q24 4Q24 Maturing Yield %Repayment & Maturity Estimate

Net Interest Income Remained effectively rate neutral; NIM benefit of wholesale funding repayments offset by deposits 3Q23 compared to 2Q23 Net Interest Income ($ in millions) $621MM 2Q23 2.93% +10MM + 27MM - 26MM + 9MM Loans Higher rates, incl. swaps Lower balances 1 more day + 0.05 + 0.12 - 0.07 - 3MM Securities Portfolio + 0.01 + 22MM + 14MM + 7MM + 1MM Fed Deposits Higher balances Rates 1 more day + 0.06 + 0.03 + 0.03 - 70MM - 36MM - 32MM - 2MM Deposits Interest-bearing balances & mix Rates 1 more day - 0.32 - 0.17 - 0.15 + 21MM + 24MM + 5MM - 6MM - 2MM Wholesale Funding FHLB advances Medium & long-term debt Rates, incl. swaps 1 more day + 0.11 + 0.11 + 0.03 - 0.03 $601MM 3Q23 2.84% 27©2023, Comerica Inc. All rights reserved. Net impact due to rates: ($4MM) on Net Interest Income & (3bps) on the NIM 707 742 708 621 601 3.50 3.74 3.57 2.93 2.84 3Q22 4Q22 1Q23 2Q23 3Q23 Net Interest Margin % Swap Portfolio Insulated from rate volatility; enhanced earnings consistency 9/30/23 1Received fix/pay floating swaps; historical results 12/31/22; maturities extend through 3Q30; Table reflects the ultimate swaps average notional balances & weighted average yields post CME LIBOR transition 28©2023, Comerica Inc. All rights reserved. Swaps as of 9/30/231 ($ in billions; average; weighted average contractual yield) • No new swaps added in 1Q23, 2Q23 or 3Q23 • Net unrealized loss on swap portfolio increased $244MM to $1,278MM at 9/30/23 compared to 6/30/23 (after-tax) 12.1 22.4 23.6 23.0 20.1 15.0 9.8 4.6 0.8 2.16% 2.38% 2.50% 2.57% 2.68% 2.72% 2.85% 2.95% 2.97% FY22 FY23 FY24 FY25 FY26 FY27 FY28 FY29 FY30

262 244 221 186 154 0.51 0.46 0.40 0.33 0.29 (0.10) 0.10 0.30 0.50 0.70 0.90 1.10 1.30 1.50 3Q22 4Q22 1Q23 2Q23 3Q23 NPA/Loans % Credit Quality Modest net charge-offs & small reserve build; continue to expect manageable migration 3Q23 compared to 2Q23 1Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories 2A portion of the TLS portfolio is also considered Leveraged & also reflected in the Leveraged data Nonperforming Assets Decreased ($ in millions) Criticized Loans1 Below Historical Level ($ in millions) 624 661 693 728 736 1.21 1.24 1.26 1.31 1.38 - 1.00 2.00 3.00 4.00 5.00 6.00 3Q22 4Q22 1Q23 2Q23 3Q23 ACL/Loans % Allowance for Credit Losses Increased, Reflecting Normalization ($ in millions) 1,626 1,572 1,918 2,048 2,290 3.1 2.9 3.5 3.7 4.3 - 2.00 4.00 6.00 8.00 10.00 12.00 3Q22 4Q22 1Q23 2Q23 3Q23 Criticized/Loans % 29©2023, Comerica Inc. All rights reserved. 13 (4) (2) (2) 6 - 2.00 4.00 6.00 8.00 10.00 12.00 3Q22 4Q22 1Q23 2Q23 3Q23 Net Charge-Offs (Recoveries) ($ in millions) Portfolios with Incremental Monitoring Business Line or Portfolio 9/30 Loans % of Total Loans % Criticized Commercial Real Estate Business Line $9.5B 17.8% 4.8% TLS2 $0.8B 1.6% 24% Leveraged $3.1B 5.8% 12.5% Automotive Production $1.0B 1.8% 21% Credit Observations • Net charge-offs remained well below historical average; no notable industry or market concentrations • CRE LOB large driver in migration trends; risk of loss expected to remain manageable; highly selective strategy & underwriting standards • 6th consecutive quarter of nonperforming assets decline Noninterest Income Robust fee generation remains a strategic priority 3Q23 compared to 2Q23 1Risk management hedging income related to an increase in price alignment (PA) received for Comerica’s centrally cleared risk management positions $8MM 4Q22, $8MM 1Q23, $6MM 2Q23, $17MM 3Q23 2Includes Credit Valuation Adjustment (CVA) $5MM 3Q22, $1MM 4Q22, $1MM 1Q23, $1MM 2Q23, ($2MM) 3Q23; Includes gains/(losses) related to deferred comp asset returns of ($3MM) 3Q22, $6MM 4Q22, $4MM 1Q23, $4MM 2Q23, ($3MM) 3Q23 Noninterest Income1 ($ in millions) 278 278 282 303 295 3Q22 4Q22 1Q23 2Q23 3Q23 Decreased $8MM 2 - $7MM deferred compensation (offset in noninterest expenses) - $4MM capital markets income - $3MM fiduciary income - $2MM brokerage fees - $2MM bank owned life insurance + $10MM risk management income (PA) 30©2023, Comerica Inc. All rights reserved.

502 541 551 535 555 50.8 53.0 55.5 57.7 61.9 3Q22 4Q22 1Q23 2Q23 3Q23 Efficiency Ratio % Noninterest Expenses1,2 ($ in millions) Noninterest Expenses Committed to running an efficient organization; assessing offsets for 2024 3Q23 compared to 2Q23 1Modernization initiative $7MM 3Q22; $18MM 4Q22; FY22 $38MM; $16MM 1Q23, $7MM 2Q23, ($14MM) 3Q23 2Gains/(losses) related to deferred comp plan of ($3MM) 3Q22, $6MM 4Q22, $4MM 1Q23, $4MM 2Q23, ($3MM) 3Q23 Increased $20MM + $9MM salaries & benefits + $8MM temporary labor + $4MM incentive compensation + $3MM stock-based compensation - $7MM deferred compensation (offset in noninterest income) - $3MM severance costs + $7MM outside processing + $3MM occupancy + $3MM FDIC - $5MM other noninterest expenses - $21MM ORE (modernization-related initiatives) - $5MM legal fees + $10MM litigation & regulatory-related + $9MM consulting fees + $5MM operational losses 31©2023, Comerica Inc. All rights reserved. Shared National Credit (SNC) Relationships Credit quality of our SNC relationships better than portfolio average • SNC loans decreased $624MM compared to 2Q23 • SNC relationships included in business line balances; we do not have a dedicated SNC line of business • Approximately 730 borrowers • Comerica is agent for approx. 27% of loans • Strategy: Pursue full relationships with ancillary business • Adhere to same credit underwriting standards as rest of loan book • Only 2% of SNCs were criticized • 11% of SNCs were leveraged Period-end Loans ($ in billions) Commercial Real Estate $1.0 8% Corporate Banking $2.9 24% Equity Fund Services $1.2 10% Tech. & Life Sciences $0.2 2% General Middle Market $2.7 22% National Dealer Services $1.0 8% Energy $1.4 11% Entertainment $0.6 5% Environmental Services $0.9 7% Mortgage Banker $0.4 3% = Total Middle Market (65%) Total $12.2B 32©2023, Comerica Inc. All rights reserved. 9/30/23 SNCs are facilities greater than $100 million shared by three or more federally supervised financial institutions which are reviewed by regulatory authorities at the agent bank level

Investing for Growth with 3 Key Initiatives Elevating Small Business Strategic investment in sales coverage, marketing and essential technology to enable growth. Enabling Performance Reimagined roles, expectations and behaviors drive consistency in customer engagement and experience. Modernizing for Growth Harness digital investments to transform experience, drive growth and expand into new markets. 22% YoY Growth in Customer Origination1 5X Small Business Bankers 26% YoY Loan Origination Growth1 Aspirational Target for Small Business: Top 10 market share in all major markets; currently 3rd in Michigan In 18 months, we’ve expanded coverage so that Small Business Bankers support 80% of our Banking Centers and 92% of our LMI locations Contemporary products such as Comerica Small Business Convenient Capital™, and Comerica Maximize contribute growth and access to capital in our TX, AZ and FL markets Newly-curated small business experiences have over 1,400 customers gaining access to Comerica resources or utilizing office space Small business bankers, Business HQ, and award-winning marketing, all contribute to growth in the initial Dallas / Fort Worth pilot area 12% Productivity Growth1 Banking Centers completing Retail Reimagined transformation see an average lift in new deposit account productivity versus prior periods 37% of Bank’s Total Deposits 18% Small Business Customers 407 Banking Centers 32 Districts 5 Regions Alternative Channels: • Contact Center • ATM / ITM • Online & Mobile Deposit Mix: ~75% Personal Banking ~25% Small Business Avg. customer deposit balance ~$27K ©2023, Comerica Inc. All rights reserved. 33 The Retail Bank: More than a Leading Bank for Business Banking Personal and Small Business customers in growth markets across the US 9/30/23 18/31/23 compared to 8/31/22 Total CMA Office Exposure • Not primary strategy: Total CMA office loans of $825MM, or <2% of total loans; outstandings within CRE LOB of $557MM, or ~1% of total CMA loans • Selective geography: Urban in-fill & suburban strategy • Majority recourse: Strong sponsors critical to underwriting • Monitoring credit: Criticized loans totaling $82MM (or ~10% of total office portfolio) Multifamily 45% Industrial / Storage 34% Retail 6%Office 6% Single Family 1% Other 3% Land Carry 3% Multi use 2% Commercial Real Estate Business Line Growth driven by multifamily & industrial projects; excellent credit quality 9/30/23 1Excludes CRE business line loans not secured by real estate 2Primarily loans to real estate developers 3Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories Primarily Lower Risk Multifamily & Industrial Storage1 (3Q23 period-end) Total $8.9B Strong Credit Profile Driven by: • Long history of working with well-established, proven developers; >90% of new commitments from existing customers • Experienced relationship team; average tenure: • CRE line of business leadership: ~27 yrs • Relationship managers: ~18 yrs • CRE credit approval team: ~24 yrs • Significant up-front equity required (typically averaging 35-40%, often from institutional investors) • ~70% has recourse • Majority of commitments are construction • Primary strategy is financing development of Class A, urban infill multi-family & warehouse distribution in major sun belt metros (35% CA, 27% TX, 10% Southeast, 10% Southwest) • Modest credit migration driven by elevated rate environment, but remained very manageable • >60% of the portfolio maturing by the end of 2025 ©2023, Comerica Inc. All rights reserved. 34 Excellent Credit Quality in Commercial Real Estate Business No significant net charge-offs since 2014 ($ in millions) 3Q22 4Q22 1Q23 2Q23 3Q23 NAL 0.9 0.9 0.9 0.9 0.0 Criticized3 17 16 218 246 458 % Criticized 0.2% 0.2% 2.5% 2.7% 4.8% NCO (Recoveries) (0.01) (0.01) (0.05) (0.13) (0.70) CRE Line of Business2 $8.8B Outside the CRE Line of Business Primarily loans secured by owner-occupied real estate $9.4B Total Commercial Real Estate Lending

35©2023, Comerica Inc. All rights reserved. Total Office Portfolio Not a primary strategy Geographic Diversification By State $ millions 9/30/23 California $393.2 Texas 236.6 Michigan 40.9 Washington 39.7 Arizona 31.7 Nevada 12.1 Georgia 5.7 Illinois 4.5 Florida 0.8 Subtotal 765.2 Other1 59.7 Total Loans $824.9 Key Office Portfolio Metrics $ millions 9/30/23 6/30/23 Total Loans $824.9 $857.0 Avg Loan Outstanding $5.6 $6.2 Net Charge Offs 0% 0% Delinquencies 0% 0.1% Non-Performing Loans 0% 0% Criticized Loans 10% 3% 9/30/23 1Other includes 3 loans to funds secured by multiple properties Energy Primarily E&P exposure 9/30/23 1Includes Services of 3Q22 $17MM, 4Q22 $13MM,1Q23 $16MM; 2Q23 $21MM; 3Q23 $27MM Period-end Loans ($ in millions) 1,081 1,162 1,126 1,168 1,127 259 253 276 312 310 1,340 1,415 1,402 1,480 1,437 3Q22 4Q22 1Q23 2Q23 3Q23 Midstream Exploration & Production1 ©2023, Comerica Inc. All rights reserved. 36 • Exposure $3.4B / 42% utilization • Hedged 50% or more of production • At least one year: 62% of customers • At least two years: 34% of customers • Focus on larger, sophisticated E&P and Midstream companies • E&P: • 56% Oil-focused • 21% Natural Gas focused • 23% Oil/Gas balanced • Excellent credit quality • <1% Criticized loans • $(420K) Net recoveries

National Dealer Services 75+ years of floor plan lending 9/30/23 1Other includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans) Franchise Distribution (Based on period-end loan outstandings) Toyota/Lexus 13% Honda/Acura 8% Ford 9% GM 7% Jaguar/Land Rover 7% Stellantis 11% Mercedes 5% Nissan/ Infiniti 4% Other European 12%Other Asian 7% Other 6% Multi 9% Wealth 2% • Top tier strategy • National in scope • Focus on “Mega Dealer” (five or more dealerships in group) • Strong credit quality; Robust monitoring of company inventory & performance • Floor Plan remained below historical averages 4. 1 4. 0 3. 6 2. 8 1. 9 2. 2 2. 0 1. 2 0. 6 0. 6 0. 6 0. 8 1. 0 1. 2 1. 4 1. 7 1. 7 7. 5 7. 3 6. 8 6. 2 5. 3 5. 5 5. 3 4. 4 3. 8 3. 9 4. 1 4. 5 4. 8 5. 1 5. 4 5. 8 5. 8 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 Floor Plan Average Loans ($ in billions)Total $5.8B 1 ©2023, Comerica Inc. All rights reserved. 37 4,857 6,339 5,241 4,443 3,408 3,281 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 FY19 3Q22 4Q22 1Q23 2Q23 3Q23 1,265 938 943 931 909 832 FY19 3Q22 4Q22 1Q23 2Q23 3Q23 Technology & Life Sciences ~30 years of deep expertise & strong relationships with top-tier investors 9/30/23 Average Loans ($ in millions) • Manage concentration to numerous verticals to ensure widely diversified portfolio • Closely monitor cash balances & maintain robust backroom operation • 11 offices throughout US & Canada • Retained customer relationships despite industry disruption & impact on deposits; strategically utilized off-balance sheet & ICS products Average Deposits Stable since mid-May ($ in millions) Growth 52% Early Stage 12% Late Stage 36% Customer Segment Overview (approximate; 3Q23 period-end loans) Total $828MM ©2023, Comerica Inc. All rights reserved. 38

Equity Fund Services Strong relationships with top-tier Private Equity firms 9/30/23 • Customized solutions for Private Equity firms • Credit Facilities (Funds, General Partners, Management Companies) • Treasury Management • Capital Markets, including Syndication • Customers in the US & Canada • Well-diversified across funds with various industry strategies • Drives connectivity with other teams • Middle Market • Commercial Real Estate • Environmental Services • Energy • TLS • Private Banking • Period-end balances were $2.7 billion • Strong credit profile • No charge-offs • No criticized loans Average Loans ($ in millions) 3,346 3,317 3,371 3,378 2,815 3Q22 4Q22 1Q23 2Q23 3Q23 ©2023, Comerica Inc. All rights reserved. 39 Environmental Services Department Experienced team; Specialized industry, committed to growth 9/30/23 • 15+ year experienced team with 20+ year management tenure • Dedicated relationship managers advise & guide customers on profitably growing their business by providing banking solutions • Focus on middle market-sized companies with full banking relationships • Historically strong credit quality Waste Management & Recycling (~80% of loan portfolio) • Insight & expertise with: • Transfer stations, disposal & recycling facilities • Commercial & residential waste collection • Financing for M&A and growth capital Renewable Energy Solutions (~20% of loan portfolio) • Formed group in 2022; active in the landfill-gas-to-energy & biomass industries for more than a decade • Expanded focus to also include solar, wind, anaerobic digestion, & battery energy standalone storage 2,243 2,237 2,296 2,418 2,383 3Q22 4Q22 1Q23 2Q23 3Q23 Average Loans ($ in millions) ©2023, Comerica Inc. All rights reserved. 40

41©2023, Comerica Inc. All rights reserved. Direct Express An important program for CMA & the customers we serve 1Apple App Store as of 10/9/23 • Summary: Comerica is the exclusive issuer of the Direct Express debit card for 4.5 million federal benefit recipients. • Driving Financial Inclusion: Helping the U.S. Treasury provide recipients ready, safe access to their government benefits was the founding mission of the Direct Express Program. Not only does the innovative prepaid card program deliver benefits more cost effectively and securely, it is an on- ramp to financial inclusion for millions of unbanked Americans - giving recipients the tools they need to participate fully in the economy. • Renewal History: In 2008, 2014 and again in 2020, Comerica was selected by the U.S. Treasury as the Financial Agent for their Direct Express Debit MasterCard Program. Comerica’s contract with the U.S. Treasury expires early 2025. • Strong Customer Satisfaction: Comerica has achieved a 90% (or better) cardholder satisfaction rating • Prioritizing Security: Since 2013, the U.S. Treasury has required all federal benefit recipients (with a few grandfathered exceptions) to receive their monthly benefits electronically, either by direct deposit or through the Direct Express debit card. With 100% of cardholders using EMV chip and PIN, it can be considered one of the most secure prepaid cards in the industry. • Unique Skill-set: We have developed the unique infrastructure, compliance and operations to administer this important program. Program Overview Deposit Trends Investments • Balances: ~$3B in 3Q23 average deposit balances (large fluctuations throughout the quarter due to timing cause ending balances to vary) • Intra-month patterns: Comerica receives most of the deposit balances on the 1st and 3rd days of each month (subject to change based on weekends or holidays) • Peaks & troughs: In September 2023, highest balance of $5.4B on 1st business day, lowest balance of $2.7B • Enhanced Digital Experience: Developed a new Direct Express mobile application with a 4.7-star rating and over 101,000 reviews on the Apple App Store; over 1 million mobile app users1 • Meeting Cardholders Where They Are: Unique partnership with Walmart that allows cardholders to withdraw the full balance on their card (up to $1,000) at less than half the cost that Walmart charges other customers for the same service. Since 90 percent of Direct Express cardholders visit a Walmart at least once a year, this has proven to be a very popular service. 4.7 Stars1 ©2023, Comerica Inc. All rights reserved. Comerica’s Core Values Trust OwnAct To raise expectations of what a bank can be for our colleagues, customers & communities 42

Reconciliations ©2023, Comerica Inc. All rights reserved. 43 (period-end, millions, except per share data) 3Q23 2Q23 1Q23 4Q22 3Q22 Tangible Common Equity Total shareholders’ equity $4,972 $5,595 $5,994 $5,181 $5,069 Less fixed-rate non-cumulative perpetual preferred stock $394 $394 $394 $394 $394 Common shareholders’ equity $4,578 $5,201 $5,600 $4,787 $4,675 Less goodwill $635 $635 $635 $635 $635 Less other intangible assets $8 $8 $9 $9 $10 Tangible common equity $3,935 $4,558 $4,956 $4,143 $4,030 Total assets $85,706 $90,761 $91,127 $85,406 $84,143 Less goodwill $635 $635 $635 $635 $635 Less other intangible assets $8 $8 $9 $9 $10 Tangible assets $85,063 $90,118 $90,483 $84,762 $83,498 Common equity ratio 5.34% 5.73% 6.15% 5.60% 5.55% Tangible common equity ratio 4.62% 5.06% 5.48% 4.89% 4.82% Tangible Common Equity Tangible common equity is used by Comerica to measure the quality of capital and the return relative to balance sheet risk. The tangible common equity ratio removes the effect of intangible assets from capital and total assets. Comerica believes non-GAAP measures are meaningful because they reflect adjustments commonly made by management, investors, regulators and analysts to evaluate the adequacy of common equity and our performance trends. ©2023, Comerica Inc. All rights reserved. Uninsured Deposits Comerica believes that the presentation of uninsured deposits adjusted for the impact of affiliate deposits provides enhanced clarity of uninsured deposits at risk. Total uninsured deposits as calculated per regulatory guidance and reported on schedule RC-O of Comerica Bank’s Call Report include affiliate deposits, which by definition have a different risk profile than other uninsured deposits. The amounts presented below remove affiliate deposits from the total uninsured deposits number. Reconciliations Continued Comerica believes non-GAAP measures are meaningful because they reflect adjustments commonly made by management, investors, regulators and analysts to evaluate the adequacy of common equity and our performance trends. (period-end; millions) 3Q23 2Q23 4Q22 4Q19 (A) Total uninsured deposits, as calculated per regulatory guidelines $31,476 $31,626 $45,492 $34,341 (B) Affiliate deposits $4,088 $4,412 $4,458 $3,188 (A-B) Total uninsured deposits, excluding affiliate $27,388 $27,214 $41,034 $31,153 44

Holding Company Debt Rating As of 11/27/23 Source: S&P Global Market Intelligence; Debt Ratings are not a recommendation to buy, sell, or hold securities; Zions Bancorporation excluded due to no holding company Senior Unsecured/Long-Term Issuer Rating Moody’s S&P Fitch Cullen Frost A3 A- - M&T Bank Baa1 BBB+ A BOK Financial Baa1 BBB+ A Fifth Third Baa1 BBB+ A- Huntington Baa1 BBB+ A- Regions Financial Baa1 BBB+ A- Citizens Financial Group Baa1 BBB+ BBB+ Comerica Baa1 BBB A- KeyCorp Baa2 BBB BBB+ Webster Financial Baa2 BBB First Horizon National Corp Baa3 - BBB Western Alliance Ba1 BBB- Synovus Financial - BBB- BBB ©2023, Comerica Inc. All rights reserved. 45 Bank Debt Rating As of 11/27/23 Source: S&P Global Market Intelligence; Debt Ratings are not a recommendation to buy, sell, or hold securities; Zions Bancorporation ratings are for the bank Senior Unsecured/Long-Term Issuer Rating Moody’s S&P Fitch Cullen Frost A3 A - Fifth Third A3 A- A- Huntington A3 A- A- KeyCorp Baa1 BBB+ BBB+ M&T Bank Baa1 A- A BOK Financial Baa1 A- A Regions Financial Baa1 A- A- Citizens Financial Group Baa1 A- BBB+ Comerica Baa1 BBB+ A- Webster Bank Baa2 BBB+ Zions Bancorporation Baa2 BBB+ BBB+ First Horizon National Corp Baa3 - BBB Synovus Financial Baa3 BBB BBB Western Alliance Ba1 BBB- ©2023, Comerica Inc. All rights reserved. 46